Exhibit 99.1

 1  Bristol Myers Squibb:   Built for Growth  44th Annual J.P. Morgan Healthcare Conference  Christopher Boerner, Ph.D., Board Chair & CEO  January 12th, 2026

 Forward Looking Statements  2  This presentation (as well as the oral statements made with respect to the information contained in this presentation) contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) new laws, government actions and regulations, including with respect to pricing controls and market access and the imposition of new tariffs, trade restrictions and export regulations, including the potential for international reference pricing and most-favored nation drug pricing for our products, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed.  In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise.

 Our goalis to build a company that is financially strong and delivers industry-leading sustainable growth into the 2030s and beyond  OPT 1

Strong execution supports long-term growth objective

2025 Highlights

- Increased Growth Portfolio sales by 17%* with 4 assets that annualized >$1B**
- Advanced key pipeline programs in life threatening conditions
- Completed strategic business development to enhance Growth Portfolio
- Implemented further productivity programs and scaled AI to deliver cost savings and reinvest for growth
- Strengthened balance sheet by generating strong operating cash flow

Growth Portfolio momentum, strategic business development, and pipeline advancements strengthen foundation for long-term growth

Bristol Myers Squibb

*Change for the nine months ended 9/30/25 vs. nine months ended 9/30/24, **Based on 3Q'25 WW revenue

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Pipeline assets each with multi-billion-dollar potential

Neuroscience	Cardiovascular	Immunology	Oncology	
COBENFY™ (xanomeline and trospium chloride) capsules 50mg/20mg, 100mg/20mg, 125mg/30mg 1st-in-class oral M1/M4 muscarinic agonist	**Milvexian[3]** Oral factor XIa inhibitor	**Admilparant** LPA1 antagonist	**Pumitamig[8]** PD-L1 x VEGF-A bispecific antibody	**Iberdomide & Mezigdomide** Oral CELMoD protein degraders
• Initial approval in schizophrenia with significant expansion opportunities: ◦ Alzheimer's symptoms of psychosis, agitation and cognition: >6M U.S. patients[1] ◦ Bipolar I Disorder: ~1.4M U.S. patients[2] ◦ Autism Spectrum Disorder: ~1.6M U.S. patients[2]	• Opportunity to redefine anticoagulant therapy for thrombotic diseases • Focused on addressing serious diseases across two large indications: ◦ Atrial fibrillation: ~14M patients[4] ◦ Secondary stroke prevention: ~1.3M patients[5]	• Potential to redefine the standard of care as a differentiated treatment • MoA targets key pathways in pulmonary fibrosis • IPF and PPF are fatal lung diseases with 3-5 years of median survival[6] ◦ IPF: 233K patients[7] ◦ PPF: 385K patients[7]	• Poised to transform SoC across 10+ tumor types • Expanding development program: ◦ Expect 8 registrational trials underway by EoY ◦ Broadening across NSCLC ◦ Novel combinations with ADCs, other IO, and targeted therapies	• Potential to be new foundations of care in multiple myeloma • Oral, accessible therapies superior to IMiDs • Iberdomide demonstrated statistically significant improvement in MRD negativity rates in RRMM • Combinable with current & novel therapies (CAR T & TCEs)
~10M patients[1,2]	**~15M patients[4,5]**	**~700K patients[7]**	**~3.5M patients[9]**	**>200K+ patients[10]**

1. "Alzheimer's Disease Association Facts and Figures," 2023; represents 40% of Alzheimer's disease; 2. DRG - Clarivate, as of July 2023; 3. Partnered with Johnson & Johnson; 4. Patients in the U.S. and EU; Decision Resource Group, BMS Internal Analysis - Diagnosed Prevalence; 5. Patients in the U.S. and EU; Decision Resource Group, BMS Internal Analysis; EU represents EU5 - Incidence; 6. Raghu. Am J Respir Crit Care Med. 2011 Mar 15;183(6):788-824; 7. U.S./EU prevalence; Decision Resource Group; 8. Partnered with BioNTech; 9. US incidence source: NIH and American Cancer Society, EU incidence source: European Cancer Information System. Reflects new cancer cases in the US & EU annually addressed by anti-PD-(L)1 therapy and estimated new annual cancer cases where anti-PD-(L)1 therapy is not approved; 10. DRG 2025/BMS internal analysis: 2030 incidence estimates in US, Japan, China, Germany, France, Italy, Spain, UK

Bristol Myers Squibb®

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Significant data expected in 2026…and beyond

NME registrational data

2026

- Admilparant IPF (ALOFT-IPF)
- Arlo-cel 4L+ MM (QUINTESSENTIAL)
- Iberdomide RRMM PFS (EXCALIBER-RRMM)
- Mezigdomide RRMM (SUCCESSOR-2)
- Milvexian AF (LIBREXIA-AF[1])
- Milvexian SSP (LIBEXIA-STROKE[1])
- RYZ101 2L+ GEP-NETs (ACTION-1)

2027

- AR LDD mCRPC (rechARge)

2028

- Atigotatug + nivolumab 1L ES-SCLC (TIGOS)
- Golcadomide High-Risk 1L LBCL (GOLSEEK-1)
- Iza-bren 1L TNBC (IZABRIGHT-Breast01)
- Pumitamig 1L ES-SCLC (ROSETTA-Lung-01[2])
- Zola-cel SLE (Breakfree-SLE)

LCM pivotal data

2026

- Cobenfy AD Psychosis (ADEPT-1, 2 & 4)
- Sotyktu SLE (POETYK SLE-1 & 2)

2027

- Admilparant PPF (ALOFT-PPF)
- Cobenfy Bipolar-I (BALSAM-1 & 2)
- Mezigdomide RRMM (SUCCESSOR-1)
- Reblozyl 1L NTD MDS Associated Anemia (ELEMENT)
- Sotyktu Sjogren's Syndrome (POETYK SjS-1)

2028

- Arlo-cel 2-4L MM (QUINTESSENTIAL-2)
- Cobenfy AD Agitation (ADAGIO-2)
- Cobenfy AD Cognition (MINDSET-1 & 2)
- Cobenfy Adjunctive Bipolar-1 (BALSAM-4)
- Golcadomide 2L+ FL (GOLSEEK-4)
- Iza-bren EGFRm NSCLC (IZABRIGHT-Lung01)
- Krazati 1L NSCLC PD-L1 ≥50% (KRYSTAL-7)

Key next wave early-stage data

2026

- BCMAxGPRC5D dual-targeting CAR T RRMM
- Golcadomide 1L FL (GOLSEEK-2)
- MYK-224 HFpEF (AURORA)
- Pumitamig Solid Tumors[2]
- Zola-cel Autoimmune Diseases (Breakfree-1 & 2)

2027

- Anti-MTBR-tau Alzheimer's Disease (TargetTau-1)
- FAAH/MAGL AD Agitation (BALANCE-AAD-1)
- FAAH/MAGL MS Spasticity (BALANCE-MSS-1)

Bristol Myers Squibb

*See "Forward-Looking Statements", NME: New Molecular Entity, LCM: Life Cycle Management; 1. Trial conducted by Johnson & Johnson; 2. Trial conducted by BioNTech

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Drives wave of 10+ new product launch opportunities by 2030

Legend: Growth Portfolio LCM (blue) · NME / NME LCM (magenta)

2026

Growth Portfolio LCM
- Opdivo & Qvantig – H&N
- Sotyktu – PsA
- Reblozyl – MF

2027

NME / NME LCM
- Arlo-cel – MM 4L+
- Iberdomide – RRMM
- Mezigdomide – RRMM
- Obexelimab[1] – IgG4-RD

Growth Portfolio LCM
- Cobenfy – AD Psychosis
- Krazati – CRC 2L
- Opdivo – HCC Adj
- Opdivo+Chemo – MIBC Adjuvant
- Opdivo+Chemo – MIBC Neo-Adj

2028

NME / NME LCM
- Admilparant – IPF
- Admilparant – PPF
- Milvexian[2] – AF
- Milvexian[2] – SSP
- RYZ101 – GEP-NETs

Growth Portfolio LCM
- Breyanzi – FL 2L
- Cobenfy – Bipolar I Disorder
- Krazati – NSCLC 1L
- Reblozyl – MDS 1L NTD
- Sotyktu – SLE
- Sotyktu – SjS

2029++[5]

NME / NME LCM
- AR-LDD – mCRPC
- Arlo-cel – RRMM
- Atigotatug-Nivo – SCLC
- BCL6 LDD – DLBCL
- BCMA x GPRC5D CAR T – MM
- CD33-GSPT1 – AML
- CD40xFAP – Solid tumors
- CEACAM5-Topo1 ADC – Solid tumors
- eIF2B Activator – Alzheimer's Disease
- FAAH/MAGL – ADA/MSS
- Golcadomide – FL
- Golcadomide – DLBCL
- HbF Inducer – SCD
- Iza-bren – mUC
- Iza-bren[3] – NSCLC
- Iza-bren – TNBC
- Anti-CCR8 – Solid tumors
- MYK-224 – HFpEF
- PRMT5 – NSCLC
- PRMT5 – PDAC
- Pumitamig[4] – NSCLC
- Pumitamig[4] – SCLC
- Pumitamig[4] – Gastric
- Pumitamig[4] – HCC
- Pumitamig[4] – H&N
- Pumitamig[4] – MSS CRC
- Pumitamig[4] – RCC
- Pumitamig[4] – TNBC
- RYZ801 – HCC
- Anti-MTBR-Tau – Alzheimer's Disease
- TRPC4/5 – Mood/Anxiety Disorders
- WEE1 CELMoD – Solid tumors
- Zola-cel – IIM
- Zola-cel – MS
- Zola-cel – Myasthenia Gravis
- Zola-cel – SLE
- Zola-cel – Systemic Sclerosis
- Iberdomide – MM maintenance
- RYZ101 – SCLC
- RYZ101 – BC

Growth Portfolio LCM
- Augtyro – NSCLC ROS1+ TKI-naive
- Cobenfy – Autism irritability
- Cobenfy – AD Cognition
- Cobenfy – AD Agitation
- Rela HD+Nivo – NSCLC

Bristol Myers Squibb

*See "Forward-Looking Statements"; Not an exhaustive list of assets, programs, or indications; subject to positive registrational trials and regulatory approval; 1. Partnered with Zenas BioPharma; 2. Partnered with Johnson & Johnson; 3. Partnered with Systimmune; 4. Partnered with BioNTech; 5. Reflects potential launches in the years during and beyond 2029

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 R&D focused on rigorous execution to deliver high value opportunities   Pursuing high impact medicines to advance standards of care   Moving from an asset-focused to a disease-focused strategy with lead and supporting assets  8  Ensuring each study has the highest probability of success  Infusing AI and technologyinto the process to move with greater speed and urgency  Allocating resources to opportunities with the highest probability of success  Delivering novel therapiesfor patients that will drivelong-term growth  Science  Execution  Value  +

Multiple paths for capital deployment to create value enabled by financial strength and discipline

Investing in the business

- Unlocking full potential of the Growth Portfolio
- Prioritizing highest opportunity assets and programs in R&D
- Deploying AI enterprise-wide

Returning capital to shareholders

- Solid track record of returning capital to shareholders through ~$14.5B in dividends and ~$8B in share repurchases over the past 3 years[1]
- 94 consecutive years of dividend payments[2]

Strategic business development

BIONTECH | Philochem innovating chemistry | ORBITAL THERAPEUTICS | SYSTIMMUNE
Immunology NewCo | RayzeBio A Bristol Myers Squibb Company | MIRATI THERAPEUTICS | KARUNA THERAPEUTICS

Bristol Myers Squibb

1. See "Forward-Looking Statements"; 2. Latest dividend declared 12/10/2025 and payable 2/2/2026 on common stock of the company

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 Building our long-term growth profile   10  Focusing on transformational medicines to treat life threatening diseases  Focused on execution and building momentum in our Growth Portfolio  Financial discipline and shareholder friendly capital allocation  Strategic Priorities

 Appendix

Clinical Development Portfolio – Phase I and II

Data as of Jan 12th, 2026

Phase I

Asset	Indication
Anti-CCR8	✦ Solid Tumors
BMS-986460^	✦ Prostate Cancer
BMS-986482+	✦ Solid Tumors
BMS-986488+	✦ Solid Tumors
BMS-986500+	✦ Solid Tumors
BMS-986506+	✦ Solid Tumors
BMS-986517	✦ Solid Tumors
BMS-986523	✦ Solid Tumors
CD40xFAP Bispecific	✦ Solid Tumors
CEACAM5-TOPO1 ADC	✦ Solid Tumors
iza-bren	1L Non-Small Cell Lung Cancer*
	Metastatic Non-Small Cell Lung Cancer
	Solid Tumors*
PRMT5 Inhibitor	Solid Tumors
pumitamig	1L Hepatocellular Carcinoma
	1L Renal Cell Carcinoma
	2L Non-Small Cell Lung Cancer*
RYZ101	Extensive-Stage Small Cell Lung Cancer
	HR+/HER2- Unresectable Metastatic Breast Cancer
RYZ401	✦ Solid Tumors
RYZ801	✦ Hepatocellular Carcinoma
WEE1 CELMoD	✦ Solid Tumors
BCL6 LDD	✦ Lymphoma
CD33-GSPT1 ADC	✦ Acute Myeloid Leukemia
Dual Targeting BCMAxGPRC5D CAR T	✦ RR Multiple Myeloma
HbF Activating CELMoD	✦ Sickle Cell Disease
BMS-986454	✦ Rheumatoid Arthritis
CD19 HD Allo CAR T	✦ Autoimmune Diseases
CD19 NEX-T	Idiopathic Inflammatory Myopathies
	Rheumatoid Arthritis
	Systemic Sclerosis
BMS-986495	✦ Neurodegenerative Diseases*
CD19 NEX-T	Multiple Sclerosis
	Myasthenia Gravis
eIF2B Activator	✦ Alzheimer's Disease
KarXT Long-Acting Injectable	✦ Schizophrenia
TRPC4/5 Inhibitor	✦ Mood and Anxiety Disorders

Phase II

Asset	Indication
pumitamig	1L Microsatellite Stable Colorectal Cancer
	1L Gastric Cancer
iza-bren	✦ 1L Triple-Negative Breast Cancer
	EGFR-mutated Post-TKI Non-Small Cell Lung Cancer
	Post-IO Metastatic Urothelial Cancer
OPDIVO QVANTIG + YERVOY	1L Non-Small Cell Lung Cancer
PRMT5 Inhibitor	1L Non-Small Cell Lung Cancer
	✦ 1L Pancreatic Ductal Adenocarcinoma
	2L Non-Small Cell Lung Cancer
arlo-cel	✦ 4L+ Multiple Myeloma
golcadomide	1L Follicular Lymphoma
REBLOZYL	Alpha-Thalassemia
MYK-224	✦ Heart Failure with Preserved Ejection Fraction
CD19 NEX-T	✦ Systemic Lupus Erythematosus
Anti-MTBR Tau	✦ Alzheimer's Disease
FAAH/MAGL Dual Inhibitor	Alzheimer's Disease Agitation
	✦ Multiple Sclerosis Spasticity

Oncology | Hematology | CV | Immunology | Neuroscience

* Partner-run study
✦ NME leading indication
^ CELMoD
+ LDD

Bristol Myers Squibb
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Clinical Development Portfolio – Phase III

Data as of Jan 12th, 2026

Phase III	
AR LDD	✦ Metastatic Castration-Resistant Prostate Cancer
atigotatug + nivolumab	✦ 1L Extensive-Stage Small Cell Lung Cancer
KRAZATI	1L Non-Small Cell Lung Cancer
	1L Non-Small Cell Lung Cancer PD-L1 ≥50%
	2L Colorectal Cancer
nivolumab + relatlimab HD	✦ 1L Non-Small Cell Lung Cancer PD-L1 ≥1%
OPDIVO	Adjuvant Hepatocellular Carcinoma
	Peri-adjuvant Muscle-Invasive Urothelial Carcinoma
pumitamig	1L Extensive-Stage Small Cell Lung Cancer*
	1L Non-Small Cell Lung Cancer*
	1L Triple-Negative Breast Cancer*
RYZ101	✦ 2L+ SSTR2+ Gastroenteropancreatic Neuroendocrine Tumors
SC nivolumab + relatlimab + rHuPH20	✦ 1L Melanoma
arlo-cel	2-4L Multiple Myeloma
golcadomide	2L+ Follicular Lymphoma
	✦ High Risk 1L Large B-cell Lymphoma
iberdomide	✦ 2L+ Multiple Myeloma
	Post-ASCT Maintenance Newly Diagnosed Multiple Myeloma
mezigdomide	✦ 2L+ Multiple Myeloma Kd
	2L+ Multiple Myeloma Vd
REBLOZYL	1L NTD Myelodysplastic Syndrome Associated Anemia
	1L TD Myelofibrosis Associated Anemia
milvexian	Atrial Fibrillation*
	Secondary Stroke Prevention*
admilparant	✦ Idiopathic Pulmonary Fibrosis
	Progressive Pulmonary Fibrosis
obexelimab	✦ IgG4-Related Disease
SOTYKTU	Sjögren's Syndrome
	Systemic Lupus Erythematosus
COBENFY	Adjunctive Bipolar-I Mania
	Agitation in Alzheimer's Disease
	Alzheimer's Disease Cognition
	Bipolar-I Mania
	Pediatric Autism Irritability
	Psychosis in Alzheimer's Disease

Registration US, EU, JP	
OPDIVO	1L Classical Hodgkin Lymphoma (US)
BREYANZI	R/R Marginal Zone Lymphoma (JP)
SOTYKTU	Psoriatic Arthritis (US, EU, JP)

Oncology | Hematology | CV | Immunology | Neuroscience

* Partner-run study
✦ NME leading indication

Development Partnerships:
Anti-CCR8 + nivolumab, nivolumab + relatlimab HD, OPDIVO, YERVOY: Ono; **BMS-986495:** Prothena; **COBENFY (KarXT):** Zai Lab; **pumitamig (BNT327/BMS-986545):** BioNTech; **iza-bren**: SystImmune; **milvexian:** Johnson & Johnson; **obexelimab**: Zenas BioPharma; **REBLOZYL:** Merck; **rHuPH20:** Halozyme

Bristol Myers Squibb
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